SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance

Fund Proxy 101

PLEASE READ YOUR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. THIS DOCUMENT DOES NOT CONSTITUTE A SOLICITATION OF ANY VOTE OR APPROVAL.

Background Regarding Eaton Vance Corp./ Morgan Stanley Transaction

Q. What is happening with Eaton Vance?

A. On October 7, 2020, Eaton Vance Corp. (EVC) entered into a definitive agreement with Morgan Stanley, a leading global financial services firm, pursuant to which Morgan Stanley will acquire EVC (the Transaction), subject to the completion or waiver of various closing conditions.

On a combined basis, the EVC and Morgan Stanley are expected to manage approximately $1.2 trillion in client assets. The combined business will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. The Transaction is expected to close in the second quarter of 2021 (the Closing).

Q. How is the Transaction relevant to my Fund?

A. Upon the Closing, each Fund's investment advisory agreement and, if applicable, investment sub-advisory agreement may be deemed to automatically terminate. This is because the Investment Company Act of 1940 (the 1940 Act), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement (which, for these purposes, is deemed to include a change of control of the investment adviser or sub-adviser).

Each Fund's Board recommends that you approve a new investment advisory agreement and, if applicable, a new investment sub-advisory agreement, to ensure that your Fund's investment adviser and investment sub-adviser, where applicable, will continue to serve as such to the Fund.

Q. How will the Transaction potentially benefit my Fund?

A. It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique set of public and private market investment solutions to clients in the industry, and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund's operations continue uninterrupted after the Closing.

Proxy Solicitation Process

Q. What is a proxy?

A. A proxy is a legal means to allow shareholders to vote at a shareholder meeting without having to attend the meeting in person. The Funds accomplish this by sending a proxy statement, which describes the matter shareholders are asked to approve, and providing shareholders with a proxy card authorizing the Funds' proxies to vote shares at the meeting as well as instructions for voting shares via the internet or by phone. When a shareholder votes their shares on the proxy card or via telephone or the internet it lets the Fund's proxies know how the shareholder would like their shares to be represented at the shareholder meeting.

Q. What are these proxy materials about?

A. As discussed above, Morgan Stanley and EVC announced on October 8, 2020 that they had entered into a definitive agreement under which Morgan Stanley would acquire EVC. Under the 1940 Act, consummation of the Transaction may be deemed to result in the

2 | Fund Proxy 101

automatic termination of each Fund's investment advisory agreement and, where applicable, investment sub-advisory agreement.

The new investment advisory agreements and, where applicable, new investment sub-advisory agreements were approved by each Fund's Board of Trustees, and will be presented to Fund shareholders for approval at a special meeting of shareholders and, if approved, would take effect upon consummation of the Transaction.

Q. What are shareholders being asked to vote FOR?

A. Shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for their Fund(s). The services that each Fund will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement. The new agreements are not expected to result in any changes to the Funds' investment objectives, investment strategies or fee rates thereunder. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q. Is my Fund paying for the Transaction or this proxy solicitation?

A. No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by EVC.

Information about New Investment Advisory and Sub-Advisory Agreements

Q. How do the Funds' new investment advisory agreements and, where applicable, investment sub-advisory agreements differ from the current agreements?

A. Although the investment advisers proposed, and the Funds' Boards approved, certain updates to the provisions of the current investment advisory agreements with each investment adviser and, where applicable, investment sub-advisory agreement with each investment sub-adviser, the new agreements are substantially similar to the current agreements.

For more information about the material differences between the provisions of the Funds' new agreements and current agreements, please see the proxy statement for your Fund(s).

Q. Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes to the Funds' investment objectives, investment strategies or portfolio management?

A. No. The new agreements are not expected to result in any changes to any Fund's investment objective(s) or investment strategy. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q. Will my Fund's contractual advisory and sub-advisory fee rates increase?

A. No. The investment advisory fee rates and the investment advisory and administrative services fee rates proposed for the Funds will remain the same as under their existing agreements. In addition, no sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction.

Information about the Shareholder Proxy Solicitation Process

Q. Who is eligible to vote?

A. Fund shareholders of record at the close of business on the record date disclosed in the Fund's proxy statement, who have voting power with respect to such shares, are entitled to be present and to vote at the shareholder meeting.

Q. How do I vote my shares?

A. You may vote your shares in one of four ways:

- By telephone: Call the toll-free number printed on your proxy card and follow the directions.
- By internet: Access the website address printed on your proxy card and follow the directions on the website.
- By mail: Complete, sign, and date the proxy card you received and return in the self-addressed, postage-paid envelope.
- At the Shareholder Meeting: Vote your shares at the shareholder meeting at place, date and time disclosed in your Fund's proxy statement.

3 | Fund Proxy 101

Q. Who can I call if I have questions or if I lost my proxy card?

A. Shareholders with questions or who need to request a new proxy card should call the proxy information line at the phone number listed in their proxy statement.

Q. Who are AST Fund Solutions, LLC (AST) and Computershare?

A. The shareholder proxy solicitation process is typically managed by a proxy solicitor. Proxy solicitors call shareholders, send various mailings and record proxy votes. AST and Computershare are the third-party proxy solicitors assisting with the Funds' proxy solicitation processes. Additionally, shareholders who hold Fund shares through an intermediary may receive proxy materials from other vendors hired by the intermediary such as Broadridge, Mediant and ProxyTrust. By casting your vote promptly upon receipt of the proxy materials, you can limit telephone calls from solicitation firms seeking to obtain you vote.

4 | Fund Proxy 101

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Morgan Stanley and EVC will file relevant materials with the SEC, including a Morgan Stanley registration statement on Form S-4 that will include a prospectus of Morgan Stanley. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF **MORGAN STANLEY AND EATON VANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN** THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement (when it becomes available), as well as other filings containing information about Morgan Stanley or EVC, without charge at the SEC's Internet website (http://www.sec.gov) or by contacting the investor relations department of Morgan Stanley or EVC at the following:

Morgan Stanley
1585 Broadway
New York, NY 10036
Media Relations: 212-761-2448
mediainquiries@morganstanley.com
Investor Relations: 1-212-762-8131
investorrelations@morganstanley.com

Eaton Vance Corp.
Two International Place
Boston, MA 02110
Media Relations: 617-672-8940
rtice@eatonvance.com
Investor Relations: 617-672-6744
esenay@eatonvance.com

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the Transaction on anticipated terms and timing, including obtaining required regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company's operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the Transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and EVC to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the Transaction that could be instituted against Morgan Stanley, EVC or their respective directors, (iv) the risk that disruptions from the Transaction will harm Morgan Stanley's and EVC's business, including current plans and operations, (v) the ability of Morgan Stanley or EVC to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley's and/or EVC's financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley's or EVC's ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Morgan Stanley's or EVC's management's response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley's issuance of additional shares of its common stock in connection with the Transaction, (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, (xv) those risks described in Item 1A of EVC's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and (xvi) those risks that will be described in the registration statement on Form S-4 available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed acquisition. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley's or EVC's consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor EVC assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Eaton Vance

EVM | PARAMETRIC | ATLANTA CAPITAL | HEXAVEST | Calvert

©2020 Eaton Vance Distributors, Inc. Member FINRA/SIPC | Two International Place, Boston, MA 02110 | 800.836.2414 | eatonvance.com 37094 | 12.07.20

We need your vote

Eaton Vance is being acquired by Morgan Stanley. Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the Funds continue to operate without interruption.

HOW TO VOTE

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

About the acquisition

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

A message from Eaton Vance Chairman and CEO, Thomas E. Faust Jr.
ICON PLACEHOLDER Proxy 101 and Frequently Asked questions	ICON PLACEHOLDER Morgan Stanley Acquisition Press Release

Why you should vote

Fund shareholders are being asked to vote to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements. Your vote is important because the acquisition may cause each Fund’s existing investment advisory and, where applicable, investment sub-advisory agreement to terminate. The Funds’ investment objectives, investment strategies, portfolio managers and brands are expected to remain the same upon closing of the transaction.

How to vote

Voting is easy and shareholders may vote online, by phone, by mail, or at the shareholder meeting. Please follow the instructions on your proxy card or voting instruction form to vote. Below are voting links for more detailed voting steps.

Closed-End Fund Proxy Information and Voting Links

Closed-End Fund Information[1]

CLOSED-END FUND PRESS RELEASE

CLOSED-END FUND PROXY STATEMENT (FOR FUNDS OTHER THAN EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call 800-622-1569. To vote over the phone, refer to the phone number located on your proxy card.

CLOSED-END FUND PROXY STATEMENT (FOR EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call (866) 416-0552. To vote over the phone, refer to the phone number located on your proxy card.

Closed-End Fund Voting Options Option 1: If you receive account statements from the Funds’ transfer agent, AST, and the control number on your proxy card has 12 digits: CLICK HERE TO VOTE ONLINE	Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

1Relates to each of the closed-end funds sponsored by Eaton Vance except Eaton Vance Floating-Rate Income Plus Fund (EFF).

PLEASE READ YOUR FUND’S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND’S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

William H. Park

Chair, Board of Trustees

Eaton Vance Closed-End Funds

Dear Shareholder:

By now, you should have received proxy materials and a WHITE proxy card in connection with the Funds’ upcoming Joint Special Meeting of Shareholders (the Meeting) scheduled to be held on January 7, 2021 to approve new investment advisory agreements with Eaton Vance Management (Eaton Vance) in connection with the proposed acquisition of Eaton Vance’s parent company, Eaton Vance Corp., by Morgan Stanley.

Under Eaton Vance’s management, Eaton Vance Senior Income Trust, Eaton Vance Floating-Rate Income Trust, Eaton Vance Senior Floating-Rate Trust and Eaton Vance New York Municipal Income Trust have each rewarded shareholders with stronger performance than most other similar funds, as described in the Funds’ proxy statement for the Meeting. Approval of the new investment advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and will help to ensure that each Fund’s operations continues uninterrupted after the acquisition.

The Board unanimously recommends that shareholders vote FOR the new investment advisory agreements as described in Proposal 1 on the WHITE proxy card.

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of a new investment advisory agreement for each Fund with Eaton Vance Management to continue to serve as the Fund’s investment adviser

You may have also received proxy materials and a gold proxy card from Saba Capital Management, L.P., an opportunistic hedge fund manager, and certain of its affiliates (collectively, Saba), seeking your proxy to vote against the Proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting. I urge you to discard materials from Saba, including the gold proxy card, and be sure that your voice is heard at the Meeting by voting on the enclosed WHITE proxy card.

Do not let Saba put its interests above YOURS. Please vote today on the enclosed WHITE proxy card. Voting takes just a few minutes and can be done over the phone, by mail or online. Please follow the voting instructions on the enclosed WHITE proxy card. The proxy card you submit with the latest date is the proxy card that will be counted.

On behalf of your Board, thank you for your continued support.

Sincerely,

William H. Park

Chair of the Board of Trustees

If you have any questions, you may speak to a live representative at the Fund’s proxy solicitor, AST Fund Solutions, LLC, toll-free at (866) 416-0552.